PROSPECTUS: JANUARY 31, 1999
AS REVISED APRIL 19, 1999


            [BT MUTUAL FUNDS LOGO APPEARS HERE]       BT Mutual Funds


Institutional
International
Equity Fund - Class I

                    With the goal of achieving long-term capital appreciation primarily through investment in the stocks and other equity securities of companies in developed countries outside the United States






                    TRUST: BT INSTITUTIONAL FUNDS
                    INVESTMENT ADVISER: BANKERS TRUST COMPANY

                    [Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

Overview
of the Institutional International Equity Fund -- Class I

Goal: The Fund invests for long-term capital appreciation. Core Strategy: The Fund invests primarily in the stocks and other equity securities of companies in developed countries outside the United States.


       Institutional International Equity Fund -- Class I
       Overview of the Institutional International Equity
       Fund -- Class I
 3     Goal
 3     Core Strategy
 3     Investment Policies and Strategies
 4     Principal Risks of Investing in the Fund
 4     Who Should Consider Investing in the Fund
 5     Total Returns, After Fees and Expenses
 6     Annual Fund Operating Expenses
       A Detailed Look at the Institutional International
       Equity Fund -- Class I
 7     Objective
 7     Strategy
 7     Principal Investments
 8     Investment Process
 8     Risks
10     Management of the Fund
11     Calculating the Fund's Share Price
12     Performance Information
12     Dividends and Distributions
12     Tax Considerations
12     Buying and Selling Fund Shares
14     Financial Highlights


INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same investment objective as the Fund. The Fund, through the master portfolio, seeks to achieve that objective by investing primarily in companies in developed foreign countries. The Fund may also invest a portion of its assets in companies based in emerging markets. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines.


                                            ------

Overview of the Institutional International Equity Fund -- Class I

PRINCIPAL RISKS OF INVESTING IN THE FUND
An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

o Stocks that the Investment Adviser has selected could perform poorly; or
o The stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests:

o Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;
o Accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies; or
o The currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment itself to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND
The Institutional International Equity Fund -- Class I requires a minimum investment of $5 million. You should consider investing in the Fund if you are seeking long-term capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the Institutional International Equity Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.


The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to someone who invests in U.S. securities alone. Diversifying investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Institutional International Equity Fund is not a deposit of Bankers Trust Company or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                            ------
                                            4

              Overview of the Institutional International Equity Fund -- Class I

Initial Fund Performance

[BAR CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

0
        21.91%
1998


Since inception, the Fund's highest return in any calendar quarter was 19.65% and its lowest quarterly return was -16.21%. Past performance offers no indication of how the Fund will perform in the future.


TOTAL RETURNS, AFTER FEES AND EXPENSES
The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for the one full calendar year since the Fund began selling shares on April 1, 1997 (its inception date). The table compares the Fund's average annual return with the Morgan Stanley Capital International (MSCI) EAFE Index over the last calendar year and since its inception. Bear in mind that the Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks -- costs which are reflected in the Fund's results.

--------------------------------------
The MSCI EAFE Index of major markets in Europe, Australia and the Far East
(EAFE) is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.


Average Annual Returns
(as of December 31, 1998)



                                                                      Since Inception
                                                          1 year      (April 1, 1997)(1)
                                                       -----------   -----------------
Institutional International Equity Fund -- Class I         21.91%           21.04%
----------------------------------------------------       -----            -----
EAFE Index                                                 20.00%           13.12%
----------------------------------------------------       -----            -----
Lipper International Fund Universe(2)                      13.02%            9.72%
----------------------------------------------------       -----            -----

(1) The EAFE Index and Lipper International Fund Universe averages are calculated from March 31, 1997.
(2) Unweighted average return, net of fees and expenses, of all mutual funds that invested primarily in stocks and other equity securities of companies outside the United States.


                     ---

Overview of the Institutional International Equity Fund -- Class I

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)


The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold shares of the Institutional International Equity Fund -- Class I.

Expense Example. The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds.1 Your actual costs may be higher or lower.

(1) Information on the annual operating expenses reflects the expenses of both the Fund and the International Equity Portfolio, the master portfolio in which the Institutional International Equity Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the "Organizational Structure" section of this prospectus.)


(2) Bankers Trust has agreed, for the 16-month period from the Fund's fiscal year end of September 30, 1998, to waive its fees and reimburse expenses so that total expenses will not exceed 0.95%.

(3) Based on expenses, after fee waivers and reimbursements for the first 16 months only.

Annual Fees and Expenses

                                             Percentage of Average
                                               Daily Net Assets(1)
                                          ---------------------------
Management Fees                                      0.65%
---------------------------------------             -----
Distribution and Service (12b-1) Fees               None
---------------------------------------             -----
Other Fund Operating Expenses                        0.62%
---------------------------------------             -----
Total Fund Operating Expenses                        1.27%
---------------------------------------             -----
Less: Fee Waiver or Expense
  Reimbursement                                     (0.32)%(2)
---------------------------------------             ----------
Net Expenses                                         0.95%
---------------------------------------             ----------


            Expense Example(3)

           1 year     3 years     5 years     10 years
          --------   ---------   ---------   ---------
             $97        $369       $676        $1,550

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                                            6

A detailed look
at the Institutional International Equity Fund -- Class I

OBJECTIVE
The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 65% of its total assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States.

The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.


STRATEGY
The Fund invests for the long term. We employ a strategy of growth at a reasonable price. We seek to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, we consider factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. We further consider the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.


PRINCIPAL INVESTMENTS
Almost all the companies in which the Fund invests are based in the developed foreign countries that make up the EAFE Index, plus Canada. The Fund may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if we believe that their return potential more than compensates for the extra risks associated with these markets. While we have invested in emerging markets in the past, under normal market conditions we do not consider this a central element of the Fund's strategy. Typically, we would not hold more than 15% of net assets in emerging markets.

Best/Worst Performing Stock Markets
US Stocks (S&P 500)

[BAR CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

       1988                   1989                      1990                    1991               1992                 1993
       ----                   ----                      ----                    ----               ----                 ----
New Zealand    -12%      Finland        -9%      New Zealand    -37%      Finland    -17%     Denmark    -28%     US           10%
Belgium         55%      Austria       104%      United Kingdom  10%      Hong Kong   50%     Hong Kong   32%     Hong Kong   116%

       1994                      1995                    1996                   1997               1998
       ----                      ----                    ----                   ----               ----
Hong Kong       -5%      Austria        -4%       Japan         -15%      Malaysia   -68%     Norway     -30%
Finland         52%      Switzerland    45%       Spain          41%      Switzerland 45%     Finland    123%

--------------------------------------------------------------------------------
This chart does not represent the performance of any of the BT Mutual Funds. Past performance is not a guarantee of future results.


From 1988 to 1998, the difference in annual returns between the strongest performing markets and the weakest averaged 81%, according to Factset. And the United States, notwithstanding some outstanding years during this period, never posted the best annual return. Thus, by maintaining a presence across the developed markets, investors can potentially improve their returns compared to investing solely in U.S. stocks.


                                            ------

A Detailed Look at the Institutional International Equity Fund -- Class I

INVESTMENT PROCESS
Company research lies at the heart of our investment process, as it does with many stock mutual funds. We track several thousand companies to arrive at the approximately 100 stocks the Fund normally holds. But our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process.

RISKS
Below we set forth some of the prominent risks associated with international investing, as well as investing in general, and we detail our approaches to containing them. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.


Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. To minimize this risk, we monitor each of the stocks in the Fund according to three basic quantitative criteria. We subject a stock to intensive review if:
o its rate of price appreciation begins to trail that of its national stock index;
o the financial analysts who follow the stock, both within Bankers Trust and outside, cut their estimates of the stock's future earnings; or
o the stock's price approaches the downside target we set when we first bought the stock (and may since have modified to reflect changes in market and economic conditions).

In this review, we seek to learn if the deteriorating performance accurately reflects deteriorating prospects or if, in our view, it merely reflects investor overreaction to temporary circumstances.

Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, we analyze countries and regions to try to anticipate these risks.


--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency that the Portfolio sells and replaces the securities it holds within a given period. Historically, this Fund has had a low portfolio turnover rate.

Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the Investment Adviser devotes much of its research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

o Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.
o Regulatory Risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established. The management of certain foreign companies may be less focused on short-term earnings than some U.S. companies. For example, they may pay lower dividends.

In an effort to reduce these foreign stock market risks, the Fund diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one need not overwhelm the entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. The Investment Adviser seeks to minimize this risk by actively managing the currency exposure of the Fund.

--------------------------------------------------------------------------------
Currency management is used to offset investment risks ("hedging") and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments.
There is no guarantee that these currency management activities will work and they could cause losses to the Fund.



                                            ------
                                            8

       A Detailed Look at the Institutional International Equity Fund -- Class I

Emerging Market Risk. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Fund carefully limits and balances its commitment to these markets.


Secondary Risks

Small Company Risk. Although the Fund generally invests in the shares of large, well-established companies, it may occasionally take advantage of exceptional opportunities presented by smaller companies. Such opportunities pose unique risks, which we take into account in considering an investment. Small company stocks tend to experience steeper fluctuations in price -- down as well as up -- than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Small company managers typically have less experience coping with adversity or capitalizing on opportunity than their counterparts at larger companies. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures contracts and options on futures contracts. These investments, when made, are for hedging purposes. If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures

--------------------------------------------------------------------------------
Futures contracts and options on futures contracts are used as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.


contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:
o changes in the relative strength and value of the U.S. dollar or other major currencies;
o adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio;
o that the systems used to purchase and sell euro-denominated securities may not work;
o uncertainty about how existing financial contracts will be treated after euro implementation; and
o unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Year 2000 Risk. As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser and other companies on which it relies for service or in which it invests will not accommodate the changeovers necessary from dates in the year 1999 to dates in the year 2000. These risks could adversely affect:
o The companies in which the Fund invests, which could impact the value of the Fund's investments;
o Our ability to service your Fund account, including our ability to meet your requests to buy and sell Fund shares; and
o Our ability to trade securities held by the Fund or to accurately price securities held by the Fund.

We are working both internally and with our business partners and service providers to address this problem. If we -- or our business partners, service providers, government agencies or other market participants -- do not succeed, it could materially affect shareholder services or the value of the Fund's shares.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We could place up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital appreciation.


                                            ------
                                            9

A Detailed Look at the Institutional International Equity Fund -- Class I

MANAGEMENT OF THE FUND

Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all the Fund's activities on their behalf.

Investment Adviser. Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as the Fund's investment adviser. As investment adviser, Bankers Trust makes the Fund's investment decisions and assumes responsibility for the securities the Fund owns. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. Bankers Trust received a fee of 0.65% of the Fund's average daily net assets for its services in the last fiscal year.

As of December 31, 1998, Bankers Trust was the eighth largest bank holding company in the United States with total assets of approximately $156 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 96 offices in more than 43 countries.

Bankers Trust's officers bring wide experience to managing both the Fund and its Portfolio. The firm's own record dates back to its founding as a trust company in 1903. It has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. Today, the assets under its global management total $338 billion. The scope of the firm's capability is broad: It is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.


On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Bankers Trust is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and continuation of the Fund's advisory relationship with Bankers Trust thereafter is subject to the approval of Fund shareholders. If the transaction is approved and completed, Deutsche Bank AG, as the Investment Adviser's new parent company, will control its operations as investment adviser. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.


Portfolio Managers. The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:

Michael Levy, Managing Director of Bankers Trust and Co-Lead Manager of the
Fund.
o Joined Bankers Trust and the Fund in 1993.
o Bankers Trust's international equity strategist, overseeing the design and implementation of the firm's proprietary stock selection process.
o 27 years of business experience, 17 of them as an investment professional.
o Degrees in mathematics and geophysics from the University of Michigan.

Robert Reiner, Managing Director of Bankers Trust and Co-Lead Manager of the
Fund.
o Joined Bankers Trust and the Fund in 1994.
o Specializes in Japanese and European stock and market analysis.
o Served as a Senior Financial Analyst at Scudder, Stevens & Clark from 1993 to 1994.
o 17 years of investment industry experience.
o Degrees from the University of Southern California and Harvard University.

Julie Wang, Principal of Bankers Trust and Co-Manager of the Fund.
o Joined Bankers Trust and the Fund in 1994.
o Focuses on the Fund's Asia-Pacific investments and its emerging markets exposure.
o Former Investment Manager for American International Group's Southeast Asia portfolio from 1991 to 1994.
o 10 years of investment management experience.
o Bachelor's degree in economics from Yale University, MBA from The Wharton School, University of Pennsylvania.


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                                            10

       A Detailed Look at the Institutional International Equity Fund -- Class I

Other Services. Bankers Trust provides administrative services -- such as portfolio accounting, legal services and others -- for the Fund. In addition, Bankers Trust -- or your broker or financial advisor -- performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:
o keeping accurate, up-to-date records for your individual Fund account;
o implementing any changes you wish to make in your account information;
o processing your requests for cash dividends and distributions from the Fund;
o answering your questions on the Fund's investment performance or administration;
o sending proxy reports and updated prospectus information to you; and
o collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management or special trust or retirement-investment reporting.


Organizational Structure. The Institutional International Equity Fund is a "feeder fund" that invests all of its assets in a "master portfolio," the International Equity Portfolio. The Fund and the master portfolio have the same investment objective. The master portfolio is advised by Bankers Trust.

The master portfolio may accept investments from other feeder funds. The feeders bear the master portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio, or take other action.


CALCULATING THE FUND'S SHARE PRICE
We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the Fund's liabilities from the total value of its assets -- the market value of the securities it holds, plus its cash reserves -- and dividing the result by the number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Price changes in the securities the Fund owns may ultimately affect the price of Fund shares the next time the NAV is calculated.)

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.


--------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.


                                            ------
                                            11

A Detailed Look at the Institutional International Equity Fund -- Class I

PERFORMANCE INFORMATION
The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS
Dividends and capital gains distributions, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you elect to receive your distributions in cash.

TAX CONSIDERATIONS
The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:


Transaction                                Tax Status
----------------------------------------   ----------------
Income dividends                           Ordinary income
Short-term capital gains distributions     Ordinary income
Long-term capital gains distributions      Capital gains

Every year the Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.


Transaction                           Tax Status
-----------------------------------   ------------------
Your sale of shares owned more        Capital gains or
  than one year                       losses

Your sale of shares owned for one     Gains treated as
  year or less                        ordinary income;
                                      losses subject to
                                      special rules.

The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES


Contacting the BT Mutual Funds
By Phone                       1-800-368-4031
                               (between 9:00 a.m. and 6:00 p.m., Eastern time)

By Mail                        P.O. Box 419210
                               Kansas City, MO 64141-6210

By Overnight Mail              210 West 10th Street, 8th floor
                               Kansas City, MO 64105-1716


Minimum Account Investments
To open an account                       $5 million
To add to an account                     $1 million
Minimum account balance                  $1 million


Class I shares of the Fund may be purchased by employees of Bankers Trust, their spouses and minor children without regard to the minimum investment requirements.


How to Open Your Fund Account
By mail Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the BT Service Center.) Mail the completed application along with a check payable to Institutional International Equity Fund Class I -- 499.

By wire             Call the BT Service Center to set up a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.


Two Ways to Buy and Sell Shares in Your Account
MAIL:
Buying: Send your check, payable to the BT Fund you have selected to the BT Service Center. The addresses are shown above under "Contacting the BT Mutual Funds." Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "BT Funds" and include your account number and the names and numbers of the funds you have selected.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1 million worth of shares in your account to keep it open. Unless exchanging into another BT Fund, you must submit a written authorization to sell shares in a retirement account.


                                            ------
                                            12

       A Detailed Look at the Institutional International Equity Fund -- Class I

WIRE:
Buying: You may only buy shares by wire if your account is authorized to do so. Please note that you or your financial advisor must call the BT Service Center at 1-800-368-4031 to notify us in advance of a wire transfer purchase. Inform the BT Representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.


Routing No:         021001033
Attn:               Bankers Trust/BT Funds
DDA No:             00-226-296
FBO:                (Account name)
                    (Account number)
Credit:             (Fund name and number)


See your account statement for the account name, number and fund number.

Selling: You may only sell shares by wire if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or the BT Service Center at 1-800-368-4031. Inform the BT Representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire payment to your account the next business day.


Important Information About Buying and
Selling Shares
o After receiving your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.
o We accept payment for shares only in U.S. dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer.
oWe remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it ismade "in-kind").
o You may place orders to buy and sell over the phone by calling your financial advisor or the BT Service Center at 1-800-368-4031. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.
o You may buy and sell shares of a fund through authorized brokers and financial advisors as well as from BT Mutual Funds directly. The same terms and conditions apply. Specifically, once you place your order with a broker or financial advisor, it is considered received by the BT Service Center. It is then your broker or financial advisor's responsibility to transmit the order to the BT Service Center by the next business day. You should contact your broker or financial advisor if you have a dispute as to when your order was placed with the fund.
o We do not issue share certificates.
o We process all sales orders free of charge.
o Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day and no later than seven days.
o We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.
o If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your financial advisor or the BT Service Center for more information.
o Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor or the BT Service Center for more information.
o During periods of heavy market activity, you may have trouble reaching the BT Service Center by telephone. If this occurs, you should make your request by mail.


Exchange Privilege

You can exchange all or part of your shares for shares of another BT Mutual Fund up to four times a year. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should be sure to get a copy of that fund's prospectus and read it carefully. You may only order exchanges over the phone if your account is authorized to do so.


Please note the following conditions:
o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.
o You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.
o If you are maintaining a taxable account, you may have to pay taxes on the exchange.
o You will receive a written confirmation of each transaction from the BT Service Center or your investment professional.


                                            ------
                                            13

A Detailed Look at the Institutional International Equity Fund -- Class I

The table below provides a picture of the Fund's financial performance since inception. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the BT Service Center at 1-800-368-4031.

Financial Highlights

                                                                      For the year ended   For the period April 1, 1997(1)
                                                                      September 30, 1998    through September 30, 1997
                                                                     -------------------- ------------------------------
Per Share Operating Performance:
Net Asset Value, Beginning of Period                                       $ 12.24                   $ 10.00
--------------------------------------------------------------------       -------                   -------
Income From Investment Operations
Net Investment Income                                                         0.10                      0.00(2)
--------------------------------------------------------------------       -------                   -------
Net Realized and Unrealized Gain (Loss) on Investment, Option,
 Foreign Currency, Forward Foreign Currency and Foreign Futures
 Contracts                                                                  ( 0.45)                    2.24
--------------------------------------------------------------------       -------                   -------
Total from Investment Operations                                            ( 0.35)                    2.24
--------------------------------------------------------------------       -------                   -------
Distributions to Shareholders
Net Investment Income                                                           --                        --
--------------------------------------------------------------------       -------                   -------
Net Realized Gains                                                              --                        --
--------------------------------------------------------------------       -------                   -------
Total Distributions                                                             --                        --
--------------------------------------------------------------------       -------                   -------
Net Asset Value, End of Period                                             $ 11.89                   $ 12.24
--------------------------------------------------------------------       -------                   -------
Total Investment Return                                                     ( 2.86)%                   22.40%
--------------------------------------------------------------------       -------                   -------
Supplemental Data and Ratios:
Net Assets, End of Period (000s omitted)                                   $556,180                 $ 42,566
--------------------------------------------------------------------       --------                 --------
Ratios to Average Net Assets:
Net Investment Income                                                         1.40%                     0.20%(3)
--------------------------------------------------------------------       --------                 ----------
Expenses, Including Expenses of the International Equity Portfolio            0.95%                     0.95%(3)
Decrease Reflected in Above Expense Ratio Due to Absorption of
 Expenses by Bankers Trust                                                    0.32%                     0.67%(3)
--------------------------------------------------------------------       --------                 ----------
Portfolio Turnover Rate4                                                        65%                       63%(5)
--------------------------------------------------------------------       --------                 ----------

(1) Commencement of operations
(2) Less than $.01
(3) Annualized

(4) The portfolio turnover rate is the rate for the master portfolio in which the Fund invests its assets.

(5) For the fiscal year ended September 30, 1997

                     ---
                     14

[BANKERS TRUST LOGO APPEARS HERE]

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 31, 1999, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at:

                              BT Service Center
                              P.O. Box 419210
                              Kansas City, MO 64141-6210
or call our toll-free number: 1-800-368-4031

You can find reports and other information about the Fund on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-800-SEC-0330.



Institutional International Equity Fund -- Class I        CUSIP #055924856

BT Institutional Funds                                    STA499300 (4/99)

                                                          811-6071

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101